UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SYNTHETECH, INC.

(Name of Registrant as Specified In Its Charter)

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SYNTHETECH, INC.

1290 Industrial Way

Albany, Oregon 97322

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD July 20, 2006

Time and Date

1:30 p.m., Pacific Daylight Time, on Thursday, July 20, 2006

Place

Perkins Coie LLP

1120 NW Couch Street, Tenth Floor

Portland, Oregon 97209

Items of Business

1.	To elect six directors to serve for the ensuing year and until their successors are elected.
2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2007.
3.	To consider any other business that may properly come before the meeting.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned and postponed.

Record Date

You are entitled to vote only if you were a Synthetech shareholder as of the close of business on May 25, 2006.

Voting

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and to submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instructions for the annual meeting by completing, signing, dating and returning your proxy card or voting instructions in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers About the Proxy Materials and Annual Meeting beginning on page 1 of the accompanying proxy statement and the instructions on the proxy card or voting instruction card. You may attend the meeting in person even though you have sent in your proxy or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gary A. Weber

Gary A. Weber

Secretary

Albany, Oregon

June 20, 2006

This notice of annual meeting and proxy statement and form of proxy are being distributed on or about June 26, 2006.

SYNTHETECH, INC.

1290 Industrial Way

Albany, Oregon 97322

PROXY STATEMENT

For Annual Meeting of Shareholders

To Be Held on July 20, 2006

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors of Synthetech, Inc., an Oregon corporation, is providing these proxy materials for you in connection with Synthetech's annual meeting of shareholders, which will take place on Thursday, July 20, 2006. As a shareholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:	What information is contained in this proxy statement?

A:	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and most highly paid executive officers, and certain other required information.

Q:	How may I obtain Synthetech's annual report to shareholders?

A:	A copy of our fiscal 2006 annual report is enclosed.

Q:	How may I obtain Synthetech's Annual Report on Form 10-K filed with the SEC?

Our Form 10-K for the year ended March 31, 2006 is incorporated into our annual report to shareholders. Shareholders who want another copy of our Form 10-K may request a free copy of the Form 10-K from:

Synthetech, Inc.

Attn: Gary Weber

1290 Industrial Way

Albany, Oregon 97322

(541) 967-6575

Synthetech will also furnish any exhibit to the Form 10-K if specifically requested. Copies of the 2006 Annual Report on Form 10-K are also available in the SEC Filing Archive in the Investor Resources section of our website at www.synthetech.com and at the SEC's EDGAR database on the SEC's website at www.sec.gov.

Q:	What items of business will be voted on at the annual meeting?

A:	The items of business scheduled to be voted on at the annual meeting are:

•	The election of directors; and

•	The ratification of the independent registered public accounting firm for the 2007 fiscal year

We will also consider any other business that properly comes before the annual meeting.

Q:	How does the Board recommend that I vote?

A:	Our Board recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" the ratification of the independent registered public accounting firm for the 2007 fiscal year.

Q:	What shares can I vote?

A:	Each share of Synthetech common stock issued and outstanding as of the close of business on May 25, 2006, the record date, is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the record date we had approximately 14,521,614 shares of common stock issued and outstanding.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most Synthetech shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Synthetech's transfer agent, Computershare Trust Company, Inc., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Synthetech. As the shareholder of record, you have the right to grant your voting proxy directly to Synthetech or to vote in person at the meeting. Synthetech has enclosed or sent a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:	How can I attend the annual meeting?

A:	You are entitled to attend the annual meeting only if you were a Synthetech shareholder or joint holder as of the close of business on May 25, 2006 or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the annual meeting. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to May 25, 2006, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the procedures outlined above upon request, you will not be admitted to the annual meeting.

The meeting will begin promptly at 1:30 p.m., Pacific Daylight time. Check-in will begin at 1:00 p.m., Pacific Daylight Time.

Q:	How can I vote my shares in person at the annual meeting?

A:	Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the annual meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Shareholders of record of Synthetech common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Synthetech shareholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction card provided and mailing it in the accompanying pre-addressed envelope.

Q:	Can I change my vote?

A:	You may change your vote at any time prior to the vote at the annual meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to Synthetech's Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:	Who can help answer my questions?

A:	If you have any questions about the annual meeting or how to vote or revoke your proxy or if need additional copies of this proxy statement or voting materials, you should contact:

Synthetech, Inc.

Attn: Gary Weber

1290 Industrial Way

Albany, Oregon 97322

(541) 967-6575

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Synthetech or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to Synthetech management.

Q:	How many shares must be present or represented to conduct business at the annual meeting?

A:	The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of Synthetech common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How are votes counted?

A:	In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other item of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," the abstention has the same effect as a vote "AGAINST."

If you provide specific instructions with regard to a certain item, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of Synthetech's nominees to the

Board, "FOR" ratification of the independent registered public accounting firm and in the discretion of the proxy holders on any other matters that properly come before the meeting).

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are considered entitled to vote on that proposal. Thus, broker non-votes will count as votes against the other proposals being voted on at the meeting. Abstentions also have the same effect as votes against the matter.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors, the six persons receiving the highest number of "FOR" votes at the annual meeting will be elected. The ratification of the independent registered public accounting firm requires the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on the proposal at the annual meeting.

Q:	Is cumulative voting permitted for the election of directors?

A:	No. Synthetech does not allow you to cumulate your vote in the election of directors. For all matters proposed for shareholder action at the annual meeting, each share of common stock outstanding as of the close of business on May 25, 2006 is entitled to one vote.

Q:	What happens if additional matters are presented at the annual meeting?

A:	Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, M. Sreenivasan and Gary Weber, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	Who will serve as inspector of elections?

A:	The inspector of elections will be a representative of Synthetech, and will be appointed at the annual meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each Synthetech proxy card and voting instruction card that you receive.

Q:	Will I receive a separate set of voting materials?

A:	Each shareholder of record will receive a separate set of voting materials. If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials:

Synthetech, Inc.

Attn: Gary Weber

1290 Industrial Way

Albany, OR 97322

(541) 967-6575

Similarly, if you share an address with another shareholder and have previously instructed Synthetech to deliver a single copy of our proxy materials, you may receive only one set of proxy materials (including our annual report to shareholders and proxy statement). If you wish to receive a separate set of proxy materials now or in the future, you may write or call us at the above address and phone number to request a separate copy of these materials. Upon such request, we will promptly deliver a separate copy of the proxy materials to you.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:	Synthetech is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials to shareholders, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Synthetech has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and request authority for execution of the proxies. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Q:	Where can I find the voting results of the annual meeting?

A:	We intend to announce preliminary voting results at the annual meeting and publish final results in our report on Form 10-Q for the second quarter of fiscal 2007.

Q:	What is the deadline to propose actions for consideration at next year's annual meeting of shareholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future shareholder meetings as indicated below.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in Synthetech's proxy statement for the annual meeting next year, the written proposal must be received by Synthetech's Secretary at our principal executive offices no later than February 9, 2007. If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in Synthetech's proxy statement is instead the close of business on the tenth calendar day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such proposals must also comply with our bylaws provisions regarding business to be brought before a shareholder meeting and SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Synthetech, Inc.

Attn: Gary Weber

1290 Industrial Way

Albany, OR 97322

Fax: (541) 812-6036

For a shareholder proposal that is not intended to be included in Synthetech's proxy statement as described above, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Synthetech common stock to approve that proposal, provide the information required by Synthetech's bylaws and give timely notice to Synthetech's Secretary in accordance with Synthetech's bylaws, which, in general, require that the notice be received by Synthetech's Secretary no earlier than 90 days and no later than 60 days before the anniversary of the 2006 annual meeting.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board's Nominating and Governance Committee. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to Synthetech's Secretary at the address of our principal executive offices set forth above. In addition, Synthetech's bylaws permit shareholders to nominate directors for election at an annual shareholder meeting. To nominate a director, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Synthetech common stock to elect such nominee and provide the information required by Synthetech's bylaws, as well as a statement by the nominee acknowledging that he or she will owe a fiduciary obligation to Synthetech and its shareholders. In addition, the shareholder must give timely notice to Synthetech's Secretary in accordance with Synthetech's bylaws, which, in general, require that the notice be received by Synthetech's Secretary within the time period described above under "Shareholder Proposals."

General: If we receive proper notice of a shareholder proposal pursuant to our bylaws, and such notice is not received a reasonable time prior to our mailing of proxy materials for our 2007 annual shareholder meeting, we believe that our proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

Copy of Bylaws Provisions: You may contact Synthetech's Secretary at our principal executive offices for a copy of the relevant bylaws provisions regarding the requirements for making shareholder proposals and nominating director candidates. Synthetech's bylaws also are available in the Corporate Governance section of Synthetech's website at www.synthetech.com.

Q:	How may I communicate with Synthetech's Board or the non-management directors on Synthetech's Board?

A:	You may submit any communication intended for Synthetech's Board or the non-management directors by directing the communication by mail or fax addressed to:

Synthetech, Inc.

Attn: Chair of Nominating and Governance Committee

1290 Industrial Way

Albany, Oregon 97322

Fax: (541) 812-6036

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Synthetech is committed to having sound corporate governance principles, which are essential to running Synthetech's business efficiently and maintaining Synthetech's integrity in the marketplace. Synthetech's Code of Conduct and Code of Ethics are available in the Corporate Governance section of our website at www.synthetech.com.

Board Independence

The Board has determined that the current directors or nominees do not have a material relationship with Synthetech, other than M. "Sreeni" Sreenivasan, Synthetech's President and Chief Executive Officer. The Board has determined that each director and nominee, other than Mr. Sreenivasan is independent within the meaning of Synthetech's director independence standards, which reflect Nasdaq's director independence standards, as currently in effect and as they may be changed from time to time. The Board has also determined that none of the members of any of Synthetech's standing committees has a material relationship with Synthetech (either directly, through a family member or as a partner, executive officer or controlling shareholder of any organization that receives from or makes payments to Synthetech) and that each such committee member is "independent" within the meaning of Synthetech's director independence standards and applicable listing standards.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has six directors and has the following three standing committees: (1) Audit Committee, (2) Compensation Committee, and (3) Nominating and Governance Committee. The current membership and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available in the Corporate Governance section of Synthetech's website at www.synthetech.com. During fiscal 2006, the Board held six meetings. Each director attended at least 75% of all Board and applicable committee meetings. Directors are encouraged to attend annual meetings of Synthetech shareholders. All six sitting directors attended the 2005 annual meeting of shareholders.

Name of Director	Audit	Compensation	Nominating and Governance
Non-Employee Directors:
Paul C. Ahrens			X*
Daniel T. Fagan*	X	X*
Howard L. Farkas	X*		X
Hans Noetzli		X
Charles B. Williams	X
Employee Director:
M. "Sreeni" Sreenivasan
Number of Meetings in Fiscal 2006	4	1	2

_______________________________

X = Committee member; * = Chair

Audit Committee

Synthetech has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Synthetech's financial statements, Synthetech's compliance with legal and regulatory requirements, the independent auditors' qualifications, performance and independence and risk assessment and risk management. Among other things, the Audit Committee: prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter and the committee's performance; appoints, retains, evaluates, oversees and determines the compensation of Synthetech's independent auditors; reviews and approves the scope of and staffing for the annual audit; reviews Synthetech's disclosure controls and procedures, internal controls and corporate policies with respect to financial information; oversees investigations into complaints concerning financial matters; and discusses with management major financial exposure and steps management has taken to control such risks. The Audit Committee works with management as well as Synthetech's independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Synthetech for, outside legal, accounting or other advisors as the Audit Committee determines necessary.

The Board has determined that each member of the Audit Committee meets the heightened audit committee requirements of NASD Rule 4350(d)(2) and SEC Rule 10A-3(b)(1) and is financially literate as required by NASD Rule 4350(d)(2). The Board has also determined that Mr. Farkas, the Chair of the Audit Committee, is an "audit committee financial expert" as defined by applicable SEC rules and regulations.

The report of the Audit Committee is included on page 21 of this proxy statement. The charter of the Audit Committee is available in the Corporate Governance section of our website at www.synthetech.com.

Compensation Committee.

The Compensation Committee discharges the Board's responsibilities relating to compensation of Synthetech's executives and directors; produces an annual report on executive compensation for inclusion in Synthetech's proxy statement; provides general oversight of Synthetech's compensation structure, including Synthetech's incentive compensation, equity-based awards and other benefits and perquisites; and retains and approves the compensation of any compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include: reviewing and approving goals and objectives relevant to CEO compensation, evaluating CEO performance and establishing CEO compensation; reviewing and approving goals and objectives relevant to compensation for other executives; reviewing the CEO's assessment of the other executives' performance and approving changes in compensation for the other executives; approving any employment agreements, change in control agreements and termination agreements for executive officers; administering Synthetech's compensation plans, including equity plans, bonus and incentive compensation plans and any deferred savings plans; recommending director compensation to the Board; and annually evaluating the Committee's performance and its charter.

The report of the Compensation Committee is included beginning on page 20 of this proxy statement. The charter of the Compensation Committee is available in the Corporate Governance section of our website at www.synthetech.com.

Nominating and Governance Committee.

The Nominating and Governance Committee discharges the Board's responsibilities relating to Board composition and corporate governance; identifies individuals qualified to become Board members; recommends to the Board director and committee member candidates; monitors compliance with Synthetech's Code of Ethics and Code of Conduct; and oversees the evaluation of the Board and committees. Other specific duties of the Nominating and Governance Committee include, among others: periodically reviewing director selection guidelines and recommending to the Board appropriate revisions; monitoring corporate governance developments, reviewing and reassessing adequacy of Synthetech's corporate governance guidelines and recommending changes to the Board; recommending to the Board membership of committees and committee member qualifications; evaluating Board and committee membership limitations, including any tenure guidelines; making recommendations to the Board concerning the composition, organization and operations of the Board and its committees, including new member orientation and information flow; developing and recommending to the Board a process for periodic review and evaluation of Board, committee and director performance; and annually evaluating the Nominating and Governance Committee's performance and its charter. The Committee has the authority to obtain assistance from outside advisors in fulfilling its duties and to compensate these advisors.

The Board has determined that each member of the Nominating Committee meets the independence requirements of NASD Rule 4200(a)(15).

The Nominating and Governance Committee's charter is available in the Corporate Governance section of our website at www.synthetech.com.

Consideration of Director Nominees

Shareholder Nominees. The Nominating and Governance Committee will consider properly submitted shareholder nominations for candidates for membership on the Board as described below under "Identifying and Evaluating Nominees for Directors." In evaluating those nominations, the Nominating and Governance Committee seeks to achieve a balance of independence, diversity, professional experience, industry knowledge, capability and leadership on the Board. Any shareholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

Synthetech, Inc.

Attn: Chair, Nominating and Governance Committee

1290 Industrial Way

Albany, OR 97322

Fax: (541) 812-6036

In addition, Synthetech's bylaws permit shareholders to nominate directors for consideration at an annual shareholder meeting. For a description of the process for nominating directors in accordance with Synthetech's bylaws, see "Questions and Answers about the Proxy Materials and the Annual Meeting—What is the deadline to propose actions for consideration at next year's annual meeting of shareholders to nominate individuals to serve as directors?" on page 5.

Director Qualifications. The Nominating and Governance Committee Charter contains director selection guidelines that apply to Nominating and Governance Committee-recommended nominees for a position on Synthetech's Board. Under these criteria, members of the Board should have high standards of professional and personal ethics, integrity and values. They should have relevant experience and ability with respect to making and overseeing policy in business, technology, government or education sectors. They should be committed to acting in Synthetech's best interests and to objectively assessing Board, committee and management performance. They should have sufficient time to carry out their duties and should have the willingness and ability to serve multiple terms to develop a deeper understanding of Synthetech's business affairs. Board members should be willing to avoid activities or interests that may create a conflict of interest with the director's responsibilities and duties to Synthetech.

Identifying and Evaluating Nominees for Directors. The Nominating and Governance Committee will use a variety of methods for identifying and evaluating nominees for director. In the event of a vacancy on the Board, the Nominating and Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Governance Committee will consider properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating those nominations, the Nominating and Governance Committee will seek to achieve a balance of knowledge, experience and capability on the Board.

Executive Sessions

Executive sessions of independent directors are held at least two times a year. The sessions will be scheduled and chaired by the Chair of the Nominating and Governance Committee. Any independent director can request that an additional executive session be scheduled.

Communications with the Board

Individuals may communicate with the Board by mail or fax addressed to:

Synthetech, Inc.

Attn: Chair, Nominating and Governance Committee

1290 Industrial Way

Albany, Oregon 97322

Fax: (541) 812-6036

DIRECTOR COMPENSATION

The following table provides information about Synthetech's compensation and reimbursement practices for non-employee directors during fiscal 2006 and 2007. The table also shows the range of compensation paid to non-employee directors who served during fiscal 2006. Synthetech's employee directors do not receive any separate compensation for their Board activities.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

Option grant to non-employee directors upon initial election or appointment to the Board	10,000 shares(1)
Annual retainer(2)	$10,000
Option grant to non-employee directors at first annual meeting after election or appointment	15,000 shares(3)
Option grant to non-employee directors after five years of service	15,000 shares(3)
Payment per Board meeting	$500
Payment per Audit Committee meeting	$500
Additional annual retainer for Chair of the Audit Committee	$1,000
Additional annual retainer for Compensation and Nominating and Governance Committee Members	$500
Reimbursement for expenses attendant to Board membership	Yes
Range of total compensation earned by directors (for fiscal 2006)(4)	$14,000 -- $16,500

_______________________________

(1)	The options are nonqualified stock options, are granted at the market price on the date of grant and are fully vested on the grant date. Mr. Ahrens does not receive stock options.

(2)	To be paid in quarterly installments of $2,500.

(3)	The options are nonqualified stock options, are granted at the market price on the date of grant and vest in five equal annual installments beginning at the first annual shareholders meeting after the date of grant. Mr. Ahrens does not receive stock options. As described more fully in the Compensation Committee Report on page 20 of this proxy statement, on March 29, 2006, the Board of Directors accelerated the vesting schedule and fully vested these and all other outstanding stock options.

(4)	In addition to the range disclosed, Synthetech paid Dr. Fagan $20,000 and granted him a fully-vested option to purchase up to 50,000 shares of Synthetech’s common stock at an exercise price of $0.48 for his service on Synthetech’s ad hoc Strategic Development Committee. Synthetech also paid Mr. Ahrens an aggregate of $52,000 during fiscal 2006 for research and development services.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Synthetech's Board of Directors currently consists of six directors. At the 2006 annual meeting, each director will be elected to serve until the next annual meeting and until his successor is elected. Information regarding the business experience of each nominee to the Board is provided below. There are no family relationships among our executive officers and directors.

If you sign your proxy or voting instruction card, but do not give instructions with respect to the voting of directors, your shares will be voted "FOR" the six persons recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card.

The Board of Directors expects that all of the nominees will be available to serve as directors. In the event that any nominee should become unavailable, the proxy holders, M. Sreenivasan and Gary Weber, will vote for a nominee or nominees designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Our Board recommends a vote "FOR" the election to the Board of each of the following nominees:

Paul C. Ahrens, age 54. Mr. Ahrens has been a Synthetech director since its inception in 1981 and served as Chair of the Board from 1995 to 2005. Since September 2005, Mr. Ahrens has been President and CEO of NZ3, a start-up company focused on developing peptide biomaterials for various applications. Since 1996, he has been the founder and President of Groovie Moovies, Ltd., a film production company. Mr. Ahrens, a founder of Synthetech, served as President and Chief Executive Officer of Synthetech from 1989 through 1995. From 1981 through 1989 he was the Vice President of Technology. From 1979 to 1980, Mr. Ahrens served as Vice President of Engineering of Colorado Organic Chemical Company, an organic chemical manufacturing company located in Commerce City, Colorado. Prior to that time, Mr. Ahrens spent five years with Allied Chemical and CIBA-Geigy in various engineering and research capacities. Mr. Ahrens holds B.S. and M.S. degrees in Chemical Engineering from the Massachusetts Institute of Technology.

Daniel T. Fagan, Ph.D., age 54. Dr. Fagan has served as a Synthetech director since 2001 and was appointed Chair of the Board in 2005 and the sole member of the Strategic Development Committee in February 2006. Since January 1, 2004, Dr. Fagan has been President and CEO and a director of PepTx, Inc., a biopharmaceutical company that is developing peptide based oncology therapeutics. From July 2001 through 2003, Dr. Fagan was President of ProGen Biologics LLC, a private biopharmaceutical company that develops healthcare solutions for people suffering from autoimmune diseases. In addition, Dr. Fagan has also been a consultant to the biopharmaceutical industry since November 2000. From 1992 to 2000, Dr. Fagan was employed as the General Manager of Peptides by Mallinckrodt, Inc., a subsidiary of Tyco International that manufactures bulk pharmaceuticals. From 1978 to 1991, he was employed in various capacities, including President from 1987 to 1991, of Sigma Chemical, a subsidiary of Sigma Aldrich Corporation that manufactures fine chemicals. Dr. Fagan holds a B.A. in Chemistry from Otterbein College and a Ph.D. in Chemistry from Case Western Reserve University.

Howard L. Farkas, age 82. Mr. Farkas has served as a Synthetech director since 1985. Mr. Farkas serves as the Chairman of the Board and a member of the compensation committee of Logic Devices Incorporated, a public corporation that designs and manufactures semiconductors. Since 1981 he has been the President of Farkas Group, Inc., a business management group, and since 1992 he has been President of Windsor Gardens Realty, Inc., which is engaged in residential real estate brokerage. He served as a director of Union Bank & Trust in Denver, Colorado from 1963 to 2002. Mr. Farkas also serves as a director and officer of several private companies. Mr. Farkas graduated from the University of Denver School of Business with a B.S. degree in Business Administration and, though not presently in public or private practice, has been a certified public accountant since 1951.

Donald E. Kuhla, Ph.D., age 63. Dr. Kuhla served as a Synthetech director between 1997 and 2000. Dr. Kuhla was President and Chief Operating Officer of Albany Molecular Research, Inc. (“AMRI”), a chemical contract research organization from July 1998 to February 2003. Dr. Kuhla continues to serve AMRI as a director. From 1994 through 1998, Dr. Kuhla was Vice President of Plexus Ventures, Inc., a business consulting firm. Dr. Kuhla held senior management positions with two venture capital backed, biotechnology startup companies. His early career was spent in research and development and operations management positions with Pfizer Inc. and Rorer Group, Inc. His last position at Rorer was Senior Vice President of Operations. Dr. Kuhla is also a director of NPS Pharmaceuticals Inc. Dr. Kuhla received a Ph.D. degree in Organic Chemistry from Ohio State University.

Hans Noetzli, age 65. Mr. Noetzli has served as a Synthetech director since October 2004. Mr. Noetzli has more than 30 years' experience in the fine chemicals industry. He served in many executive functions of the Alusuisse-Lonza Group, a custom manufacturer of active pharmaceutical ingredients, headquartered in Zurich, Switzerland, among them 16 years as Chief Executive Officer of Lonza, Inc. and as a member of the Executive Committee. Mr. Noetzli currently serves on the boards of directors of Aceto Corporation, a publicly owned company involved in the distribution and marketing of pharmaceutical and specialty chemicals, where he is a member of the Audit Committee, and IRIX Pharmaceuticals, Inc., a privately owned developer and manufacturer of active pharmaceutical ingredients. Mr. Noetzli holds a degree in Business Administration from the Basel Business School in Switzerland.

Charles B. Williams, age 59. Mr. Williams has served as a Synthetech director since 1997. In July 2002, Mr. Williams retired from Synthetech, where he held the positions of Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Secretary. Mr. Williams started with Synthetech in 1988 as its Controller. Prior to that time, he served for five years as Controller for White's Electronics, Inc. of Sweet Home, Oregon. From 1976 to 1983, he held several accounting and financial positions with Teledyne Wah Chang, a metals producer in Albany, Oregon. Mr. Williams earned his B.S. in Economics and M.B.A. from Oregon State University.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed KPMG LLP as its independent registered public accounting firm to audit Synthetech's consolidated financial statements for the fiscal year ending March 31, 2007. During fiscal 2006, KPMG LLP served as Synthetech's independent registered public accounting firm and also provided certain tax services. See "Independent Registered Public Accounting Firm" on page 22. Representatives of KPMG LLP are expected to attend the annual meeting, to be available to respond to appropriate questions and, if they desire, to make a statement.

Our Board recommends a vote "FOR" the ratification of the appointment of KPMG LLP as Synthetech's independent registered public accounting firm for the 2007 fiscal year. If the appointment is not ratified, the Audit Committee will consider whether it should select another independent registered public accounting firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows common stock ownership on May 25, 2006, the record date, except as otherwise noted, by:

•	each person who beneficially owned more than 5% of Synthetech common stock on that date;

•	each of the current executive officers named in the Summary Compensation Table on page 16 and each of the current directors; and

•	all current Synthetech executive officers and directors as a group.

The number of shares beneficially owned by each entity or person is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of August 25, 2006 (60 days after the date that this proxy statement is mailed to shareholders) through the exercise of any stock option or other right.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Paul C. Ahrens...................................................................................................	1,028,291		7.1%
M. "Sreeni" Sreenivasan....................................................................................	707,268	(2)	4.8%
Charles B. Williams...........................................................................................	319,620	(3)	2.2%
Joel D. Melka.....................................................................................................	176,300	(4)	1.2%
Gary A. Weber...................................................................................................	167,900	(5)	1.1%
Howard L. Farkas..............................................................................................	130,000	(6)	*
Dr. Daniel T. Fagan...........................................................................................	91,900	(7)	*
Dr. Joseph Murphy............................................................................................	60,000	(8)	*
Hans Noetzli......................................................................................................	25,000	(9)	*
Dr. Donald E. Kuhla..........................................................................................	10,000		*
All Executive Officers, Directors and Director Nominee as a Group (10 persons)	2,716,279	(10)	17.7%

______________________

* Less than 1%.

(1)

The denominator used in calculating the percentage is equal to the number of shares outstanding plus the number of shares the beneficial owner (or group of beneficial owners) has a right to acquire immediately or within 60 days pursuant to warrants or options.

(2)	Includes 532,768 shares held in the Sreenivasan Living Trust, of which Mr. Sreenivasan and his spouse are the trustees, and options to purchase 174,500 shares.
(3)	Includes 200,120 shares held in the Williams Living Trust, of which Mr. Williams and his spouse are the trustees, and options to purchase 119,500 shares.
(4)	Includes options to purchase 176,300 shares.
(5)	Includes options to purchase 154,000 shares.
(6)	Includes options to purchase 80,000 shares.
(7)	Includes options to purchase 75,000 shares.
(8)	Includes options to purchase 56,000 shares.
(9)	Includes options to purchase 25,000 shares.
(10)	Includes options to purchase 860,300 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Synthetech's executive officers, directors and holders of more than 10% of Synthetech common stock to file reports of ownership and changes in ownership with the SEC. Synthetech believes that during its fiscal year ended March 31, 2006, all reports required under Section 16(a) were timely filed, except that in August 2005, Howard Farkas, a director, failed to timely file one report on Form 4, Statement of Changes in Beneficial Ownership, to timely report one transaction.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation information for Synthetech's Chief Executive Officer and Synthetech's four other most highly-paid executive officers in fiscal year 2006 (the "Named Executive Officers").

	Annual Compensation					Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)		Securities Underlying Options (#)	Restricted Stock Awards ($)		All Other Compensation ($)
M. "Sreeni" Sreenivasan President & Chief Executive Officer	2006 2005 2004	204,000 204,000 187,000	- - -		- 30,000 -	- - -		18,510 16,510 14,510	(1) (1) (1)
Gary A. Weber Vice President of Finance and Administration & Chief Financial Officer	2006 2005 2004	123,962 118,750 121,354	- 12,900 -	(2)(3)	80,000 24,000 20,000	- - -		6,198 6,582 4,505	(1) (1) (1)
Joel D. Melka Vice President of Operations	2006 2005 2004	119,000 114,000 116,500	- 3,000 -		80,000 24,000 20,000	- - -		8,925 8,550 7,942	(1) (1) (5)
Dr. Joseph Murphy Director of Business Development	2006 2005 2004	115,250 111,000 66,952	5,755 14,330 -	(2)(6)	23,000 8,000 25,000	2,000 - -	(7)	6,050 3,474 6,300	(1) (1) (4)

_____________________

(1)	Consists of amounts contributed by Synthetech under its 401(k) Plan.
(2)

Responding to enacted changes in Federal tax law regarding deferred compensation, the Company on February 17, 2005 modified the terms of the unvested portions of nonqualified stock options which were originally issued at a discount to market price. The unvested portions of these options were adjusted to the market price on the date of grant, with an offsetting payment in cash to the affected employee. Payments to Mr. Weber and Dr. Murphy were $9,900 and $4,725 respectively.

(3)	Includes a performance bonus of $3,000.
(4)

Represents the value between the exercise price of a nonqualified stock option and the market price of our common stock on the date the option was granted. The option's exercise price was equal to 20% of our common stock's closing price on the Nasdaq Stock Market on the date of grant.

(5)	Includes Synthetech contributions of $5,825 under its 401(k) Plan. Also includes $2,117 received upon exercise of a nonqualified stock option.
(6)	Includes a performance bonus of $9,605.
(7)

Dr. Murphy was awarded 4,000 shares of restricted stock on September 28, 2005 at an exercise price of $0.50. Originally, 50% of the award would have vested on April 1, 2006 and the balance would have vested on April 1, 2007. As described more fully in the Compensation Committee Report on page 20 of this proxy statement, on March 29, 2006, the Board of Directors fully accelerated the vesting of all restricted stock and stock option awards. As a result, at the end of fiscal 2006 none of the shares subject to the awards were restricted and no other shares of restricted stock were outstanding.

Stock Option Grants in Last Fiscal Year

The following table provides information concerning stock options granted during fiscal 2006 to the Named Executive Officers. Individual grants set forth in this table represent annual employee stock option awards for both fiscal 2006 and fiscal 2007.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation (Through Expiration Date)(5)
Name	Number of Securities Underlying Options (#)	% of Total Options(1)	Exercise Price ($/Sh)(2)	Expiration Date	0% ($)	5% ($)	10% ($)

M. "Sreeni" Sreenivasan	-	-	-	-	-	-	-
Gary A. Weber	40,000	11.1%	$0.50(3)	9/28/15	-	$ 12,578	$ 31,875
	40,000	11.1%	$0.29(4)	3/29/16	-	$ 7,295	$ 18,487
Joel D. Melka	40,000	11.1%	$0.50(3)	9/28/15	-	$ 12,578	$ 31,875
	40,000	11.1%	$0.29(4)	3/29/16	-	$ 7,295	$ 18,487
Dr. Joseph Murphy	8,000	2.2%	$0.50(3)	9/28/15	-	$ 2,516	$ 6,375
	15,000	4.2%	$0.29(4)	3/29/16	-	$ 2,736	$ 6,933

_______________________________

(1)	In fiscal 2006, Synthetech granted options to employees to purchase an aggregate of approximately 359,500 shares.
(2)	Each option has an exercise price equal to the fair market value of our common stock as of the grant date.
(3)

These grants originally vested at a rate of 25% on April 1, 2006, 2007, 2008 and 2009. As described more fully in the Compensation Committee Report on page 20 of this proxy statement, on March 29, 2006, the Board of Directors accelerated the vesting schedule and fully vested these and all other outstanding stock options.

(4)	These grants are fully vested on the grant date.
(5)

In accordance with rules of the SEC, these amounts are the hypothetical gains or "option spreads" that would exist for the options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. The hypothetical gains are not intended by Synthetech to forecast future appreciation, if any, of the price of our common stock, and Synthetech expressly disclaims any representation to that effect.

Aggregated Option Exercises in Fiscal Year and Fiscal Year-End Option Values

The following table indicates the number of shares subject to exercisable (vested) and unexercisable (unvested) options as of March 31, 2006, and the value of exercisable and unexercisable "in-the-money" options for the Named Executive Officers. None of the Named Executive Officers exercised options during fiscal 2006.

	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
M. "Sreeni" Sreenivasan	174,500	-	-	-
Gary A. Weber	154,000	-	-	-
Joel D. Melka	176,300	-	-	-
Dr. Joseph Murphy	56,000	-	$325	-

_______________________________

(1)	Calculated based on the difference between the exercise price and $0.29, the last reported stock price per share on March 31, 2006.

EMPLOYMENT AGREEMENTS

In July 1997, Synthetech entered into an employment agreement with Mr. Sreenivasan. In addition to providing for an annual base salary, the employment agreement has certain noncompetition and nonsolicitation provisions. Pursuant to the agreement, Synthetech agreed to pay Mr. Sreenivasan certain payments after termination of his employment in consideration of the noncompetition and nonsolicitation provisions. Specifically, Synthetech agreed to pay an amount equal to his base salary earned during the 12-month period immediately preceding the date of termination plus an additional amount for one year of health insurance coverage. Synthetech may extend the noncompetition and nonsolicitation periods and payments under the agreement for a total of 24 months after termination of employment. In the event Mr. Sreenivasan were to die during the payment period, Synthetech's payment obligation would immediately terminate.

On January 13, 2006, Synthetech entered into employment agreements with Gary Weber, its Vice President of Finance and Administration, Chief Financial Officer, Secretary and Treasurer, and with Joel Melka, its Vice President of Operations. Each employment agreement has a two-year term and automatically renews for additional one-year terms thereafter unless terminated by Synthetech or the executive. Under the terms of each of the employment agreements, each executive receives an annual base salary and is eligible to receive equity awards and an annual bonus, both in amounts determined by the Compensation Committee. If Synthetech terminates either executive's employment without cause (as defined in the employment agreements), if either executive terminates his employment with good reason (as defined in the employment agreements) or if either executive's employment is terminated upon a change in control of Synthetech, such executive is entitled to receive severance payments equal to the amount the executive would have received had the then-current term continued until its expiration. Upon any of these terminations, the terminated executive will also receive any unpaid base salary, benefits and bonuses. Each employment agreement includes nonsolicitation, nondisclosure and intellectual property assignment covenants by each of the executives in favor of Synthetech.

PERFORMANCE GRAPH

The graph below shows the cumulative total shareholder return assuming the investment of $100 on March 31, 2001 in each of (a) Synthetech’s common stock, (b) the Nasdaq Stock Market Index and (c) the S&P Specialty Chemicals Index. The graph assumes reinvestment of any dividends. Historic stock price performance is not necessarily indicative of future stock price performance.

	3/31/01	3/31/02	3/31/03	3/31/04	3/31/05	3/31/06

Synthetech, Inc. .....................................	$100.00	$80.00	$52.71	$75.76	$30.59	$13.65
Nasdaq Stock Market Index (U.S.) .......	$100.00	$103.30	$76.98	$113.28	$113.71	$134.68
S&P Specialty Chemicals Index ...........	$100.00	$126.63	$116.30	$144.64	$172.02	$183.15

COMPENSATION COMMITTEE REPORT

The Compensation Committee sets, reviews and administers Synthetech's executive compensation program and is comprised of the individuals noted below, each of whom are non-employee directors of Synthetech who are independent within the meaning of Synthetech's director independence standards and applicable listing standards. The responsibilities of the Compensation Committee include establishing and approving salaries and other compensation paid to Synthetech's directors and executive officers and administering Synthetech's equity compensation plans, in which capacity the Compensation Committee reviews and approves stock option, restricted stock and other grants to all employees.

Compensation Philosophy

Synthetech's compensation philosophy is that cash compensation should be directly linked to the company's short-term performance and that longer-term incentives, such as stock options and restricted stock grants, should be aligned with the objective of enhancing shareholder value over the long term. The use of stock options, restricted stock or other equity grants is intended to link the interests of Synthetech's CEO and other Synthetech officers and employees to the interests of the shareholders. In addition, the Compensation Committee believes that the total compensation package must be competitive with other companies in the industry to ensure that Synthetech can continue to attract, retain and motivate key employees who are critical to the company's long-term success.

Components of Executive Compensation

The principal components of compensation for Synthetech's CEO and other executives are base salary, bonuses and equity grants.

Base salary is set based on competitive factors and the historic salary structure for various levels of responsibility within the company and employment agreements with certain of the Named Executive Officers. In addition, Synthetech relies on bonuses to emphasize the importance of performance.

The equity component of compensation for Synthetech's CEO and other executives consists of awards of stock options and restricted stock. Equity grants are generally granted when an executive joins Synthetech and, typically, on an annual basis thereafter. Stock options and restricted stock granted to the executives vest over a period of four years. The purpose of the annual equity grants is to ensure that the executive always has equity that vests in increments over the following four-year period. This provides a method of retention and motivation for Synthetech's senior level executives and also aligns senior management's objectives with long-term stock price appreciation.

Effective March 29, 2006, the Compensation Committee recommended and Synthetech’s Board of Directors approved the vesting acceleration of all outstanding restricted stock and all outstanding unvested stock options. All unvested stock options were out-of-the-money. This action was taken to reduce the impact of further compensation expense that Synthetech would otherwise be required to recognize in future Statements of Operations pursuant to Financial Accounting Standard No. 123 (revised 2004) ("FAS 123R"), which will be applicable for Synthetech in the first quarter of fiscal 2007.

Other elements of compensation for Synthetech's CEO and other executives are participation in company-wide life insurance, long-term disability insurance, medical benefits and the ability to defer compensation pursuant to a 401(k) plan. Matching contributions to the 401(k) plan of up to 10% of eligible base pay were made in fiscal 2006.

Corporate Tax Deduction on Compensation in Excess of $1 Million per Year

Section 162(m) of the Internal Revenue Code of 1986 limits to $1,000,000 per person the amount that a company may deduct for compensation paid to any of its most highly compensated officers. Synthetech anticipates that the levels of salary and bonus it pays will not generally exceed that limit. Under Section 162(m) regulations, the $1,000,000 cap on deductibility will not apply to compensation received through the exercise of stock options that meet certain requirements. Synthetech's current policy is to grant options that meet the deductibility requirements of such regulations.

Compensation Committee Report on Executive Compensation Submitted by:

Daniel T. Fagan, Chair

Hans Noetzli

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to Synthetech's audited financial statements for the fiscal year ended March 31, 2006 (the "Audited Financial Statements"). The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that Synthetech specifically incorporates it by reference in such filing.

Report of the Audit Committee

The Audit Committee reviews Synthetech's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. Synthetech's independent registered public accounting firm are responsible for expressing an opinion on the conformity of Synthetech's audited financial statements to generally accepted accounting principles. In this context, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the Audited Financial Statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under applicable accounting standards, including those described by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented and discussed with them their independence from Synthetech and its management. The Audit Committee has considered the provision of services by KPMG LLP for preparing Synthetech's annual tax returns and for advice regarding tax compliance and planning and has determined that the provision of such services is compatible with the maintenance of KPMG's independence. Based on its review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Audited Financial Statements be included in Synthetech's Annual Report on Form 10-K for the year ended March 31, 2006 for filing with the SEC. The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.

Audit Committee Report Submitted by:

Howard L. Farkas, Chair

Daniel T. Fagan

Charles B. Williams

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP as Synthetech’s independent registered public accounting firm for the fiscal year ending March 31, 2007. Representatives of KPMG LLP are expected to be present at the annual meeting, to have the opportunity to make a statement, if they so desire, and to be available to respond to appropriate questions.

It is the Audit Committee's policy to pre-approve all auditing services and permitted non-audit services (including fees and the terms thereof) to be performed for Synthetech by the independent registered public accounting firm. The Committee may delegate the authority to grant pre-approvals to subcommittees and may pre-approve services by establishing detailed pre-approval policies and procedures as to a particular service.

All fees were approved by the Audit Committee in fiscal 2006 and 2005.

Fees billed by KPMG LLP in fiscal 2006 and 2005 were as follows:

Services Rendered	Fees
	FY 2006	FY 2005
Audit Fees (1)	$ 90,000	$ 56,650
Audit-Related Fees (2)	5,000	--
Tax Fees (3)	13,000	18,175
All Other Fees	--	--
Total	$ 108,000	$ 74,825

_______________________________

(1)	For professional services for auditing Synthetech's annual financial statements and reviewing the financial statements included in Synthetech's Quarterly Reports on Form 10-Q.
(2)	For professional services for reviewing a Registration Statement on Form S-8 and issuing a related consent.
(3)	For professional services for preparing Synthetech's annual tax returns and for advice regarding tax compliance and planning.